UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 10, 2010

Autodesk, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-14338	94-2819853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 McInnis Parkway

San Rafael, California 94903

(Address of principal executive offices, including zip code)

(415) 507-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of EIP and Amendments to 2008 Plan

At the Annual Meeting of Stockholders of Autodesk, Inc. (“Autodesk” or the “Company”) held on June 10, 2010 (the “Annual Meeting”), the stockholders of Autodesk voted on and approved the Autodesk Executive Incentive Plan, as amended (the “EIP”), and amendments to the Autodesk 2008 Employee Stock Plan (the “2008 Plan”).

The terms and conditions of the EIP and the 2008 Plan are described in Autodesk’s Proxy Statement dated April 27, 2010. The EIP and the 2008 Plan are filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and are each incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2010, the Board of Directors of Autodesk amended Article III, Section 3.2 of the Company’s Bylaws to change the number of directors from nine (9) to eight (8). The Bylaws are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The information contained in Item 5.02 above is hereby incorporated by reference. At the Annual Meeting, the stockholders of Autodesk re-elected the following individuals to the Board of Directors. Each Director will serve for the ensuing year and until their successors are duly elected and qualified.

Nominee	Votes For	Votes Against	Abstentions*	Broker Non Votes*
Carl Bass	178,431,001	5,248,315	85,420	16,279,346
Crawford W. Beveridge	175,406,255	8,223,722	134,759	16,279,346
J. Hallam Dawson	175,290,629	8,341,315	132,792	16,279,346
Per-Kristian Halvorsen	169,649,511	13,984,434	130,791	16,279,346
Sean M. Maloney	172,384,797	11,244,884	135,055	16,279,346
Mary T. McDowell	182,200,343	1,433,156	131,237	16,279,346
Charles J. Robel	181,399,134	2,230,318	135,284	16,279,346
Steven M. West	171,857,035	11,774,025	133,676	16,279,346

*	Abstentions and broker non-votes do not affect the outcome of the election.

In addition, the following proposals were voted on and approved at our Annual Meeting.

	Votes For	Votes Against	Abstentions	Broker Non Votes
Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2011	192,685,649	7,157,871	200,562	0
Proposal to approve the Executive Incentive Plan	173,292,357	10,100,049	372,330	16,279,346
Proposal to approve amendments to the 2008 Employee Stock Plan	131,225,423	52,291,109	248,204	16,279,346

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Bylaws, as amended

10.1	Autodesk, Inc. Executive Incentive Plan

10.2	Autodesk, Inc. 2008 Employee Stock Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTODESK, INC.

By:	/s/ PASCAL W. DI FRONZO
Pascal W. Di Fronzo Senior Vice President, General Counsel and Secretary

Date: June 14, 2010

EXHIBIT INDEX

Exhibit No.	Description
3.1	Bylaws, as amended

10.1	Autodesk, Inc. Executive Incentive Plan

10.2	Autodesk, Inc. 2008 Employee Stock Plan